Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER LP, a Delaware limited partnership:

Energy Transfer LNG Holdings, LLC, a Delaware limited liability company
Energy Transfer Partners GP, L.P., a Delaware limited partnership
Energy Transfer Partners, L.L.C., a Delaware limited liability company
Energy Transfer Operating, L.P., a Delaware limited partnership
ET LNG GP, LLC, a Delaware limited liability company
ET LNG LP, a Delaware limited partnership
ETE Common Holdings, LLC, a Delaware limited liability company
ETE Services Company, LLC, a Delaware limited liability company
ETP Acquisition Sub, LLC, a Delaware limited liability company
ETP Merger Sub A, LLC, a Delaware limited liability company
ETP Merger Sub B, LLC, a Delaware limited liability company
LE GP Services, LLC
LE GP-Tax, LLC
Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited partnership

SUBSIDIARIES OF ENERGY TRANSFER OPERATING, L.P., a Delaware limited partnership:

Advanced Meter Solutions LLC, a Delaware limited liability company
Advantage Diesel LLC, a Idaho limited liability company
Aqua-ETC Water Solutions, LLC, a Delaware limited liability company
Arguelles Pipeline S de R.L. DE C.V., a Mexico SRL
Atlantic Petroleum Company LLC, a Delaware limited liability company
Atlantic Refining & Marketing LLC, a Delaware limited liability company
Bakken Gathering LLC, a Delaware limited liability company
Bakken Holdings Company LLC, a Delaware limited liability company
Bakken Pipeline Investments LLC, a Delaware limited liability company
Bayou Bridge Pipeline, LLC, a Delaware limited liability company
Bayview Refining Company, LLC, a Delaware limited liability company
BBP Construction Management, LLC, a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Citrus Energy Services, Inc., a Delaware corporation
Citrus ETP Finance LLC, a Delaware limited liability company
Citrus, LLC, a Delaware limited liability company
Clean Air Action Corporation, a Delaware corporation
CMA Pipeline Partnership, LLC, a Texas limited liability company
Comanche Trail Pipeline, LLC, a Texas limited liability company
Connect Gas Pipeline LLC, a Delaware limited liability company
Consorcio Terminales LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
CrossCountry Energy, LLC, a Delaware limited liability company
Dakota Access Holdings, LLC, a Delaware limited liability company
Dakota Access Truck Terminals, LLC, a Delaware limited liability company
Dakota Access, LLC, a Delaware limited liability company
DAPL-ETCO Construction Management, LLC, a Delaware limited liability company
DAPL-ETCO Operations Management, LLC, a Delaware limited liability company
Dual Drive Technologies, Ltd., a Texas limited partnership
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Edwards Lime Gathering, LLC, a Delaware limited liability company
ELG Oil LLC, a Delaware limited liability company
ELG Utility LLC, a Delaware limited liability company
Energy Transfer (Beijing) Energy Technology Co., Ltd., a Chinese limited liability company
Energy Transfer Aviation LLC, a Delaware limited liability company

Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company
Energy Transfer Employee Management LLC a Delaware limited liability company
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, L.L.C., a Texas limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer Management Holdings, LLC, a Delaware limited liability company
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Rail Company, LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Terminalling Company, LLC, a Delaware limited liability company
ET Company I, Ltd., a Texas limited partnership
ET Crude Oil Terminals, LLC, a Delaware limited partnership
ET Fuel Pipeline, L.P., a Delaware limited partnership
ET Rover Pipeline LLC, a Delaware limited liability company
ETC Bayou Bridge Holdings, LLC, a Delaware limited liability company
ETC China Holdings LLC, a Delaware limited liability company
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Illinois LLC, a Delaware limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, Ltd., a Texas limited partnership
ETC M-A Acquisition LLC, a Delaware limited liability company
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC New Mexico Pipeline, L.P., a New Mexico limited partnership
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC North Dakota Terminalling, LLC, a Delaware limited liability company
ETC Northeast Development, LLC, a West Virginia limited liability company
ETC Northeast Field Services LLC, a Delaware limited liability company
ETC Northeast Holdings LLC, a Delaware limited liability company
ETC Northeast Midstream LLC, a Delaware limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC Oasis GP, LLC a Texas limited liability company
ETC PennTex LLC, a Delaware limited liability company
ETC Sunoco Holdings LLC, a Pennsylvania limited liability company
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Tilden System LLC, a Delaware limited liability company
ETC Water Solutions, LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
ETP Crude LLC, a Texas limited liability company
ETP Holdco Corporation, a Delaware corporation
ETP Legacy LP, a Delaware limited partnership
ETP Retail Holdings, LLC, a Delaware limited liability company
Evergreen Assurance, LLC, a Delaware limited liability company
Evergreen Capital Holdings, LLC, a Delaware limited liability company
Evergreen Resources Group, LLC, a Delaware limited liability company

Explorer Pipeline Company, a Delaware corporation
Fayetteville Express Pipeline LLC, a Delaware limited liability company
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company
Five Dawaco, LLC, a Texas limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company
FLST LLC, a Delaware limited liability company
FrontStreet Hugoton LLC, a Delaware limited liability company
Galveston Bay Gathering, LLC, a Texas limited liability company
Gulf States Transmission LLC, a Louisiana limited liability company
Helios Assurance Company, a Limited Bermuda other
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
Heritage Holdings, Inc., a Delaware corporation
Houston Pipe Line Company LP, a Delaware limited partnership
HP Houston Holdings, L.P., a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL Consolidation LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Holdings GP, L.L.C., a Delaware limited liability company
HPL Houston Pipe Line Company, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LP, a Delaware limited partnership
HPL Storage GP LLC, a Delaware limited liability company
Inland Corporation, an Ohio corporation
J.C. Nolan Pipeline Co., LLC, a Delaware limited liability company
Japan Sun Oil Company, Ltd., a Japan other
Kanawha Rail LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
LaGrange-ETCOP Operating Company, LLC, a Delaware limited liability company
Lake Charles Exports, LLC, a Delaware limited liability company
Lake Charles LNG Company, LLC, Delaware limited liability company
Lake Charles LNG Export Company, LLC, a Delaware limited liability company
Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other
Lee 8 Storage Partnership, a Delaware limited partnership
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company
Libre Insurance Company, Ltd., a Bermuda corporation
LJL, LLC, a West Virginia limited liability company
Loadout LLC, a Delaware limited liability company
Lobo Pipeline Company LLC, a Delaware limited liability company
Lone Star NGL Asset GP LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings LLC, a Delaware limited liability company
Lone Star NGL Development LP, a Delaware limited partnership
Lone Star NGL Fractionators LLC, a Delaware limited liability company
Lone Star NGL Hattiesburg LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Lone Star NGL Marketing LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu LP, a Delaware limited partnership
Lone Star NGL Mont Belvieu Pipelines LLC, a Delaware limited liability company
Lone Star NGL Pipeline LP, a Delaware limited partnership
Lone Star NGL Product Services LLC, a Delaware limited liability company
Lone Star NGL Refinery Services LLC, a Delaware limited liability company
Lone Star NGL Sea Robin LLC, a Delaware limited liability company
Lugrasa, S.A., a Panama corporation

Materials Handling Solutions LLC, a Delaware limited liability company
Mi Vida JV LLC, a Delaware limited liability company
Mid Valley Pipeline Company LLC, an Ohio limited liability company
Midcontinent Express Pipeline LLC, a Delaware limited liability company
Midland Terminal LLC, a Delaware limited liability company
Midstream Gas Services, LLC, a Texas limited liability company
Midstream Logistics, LLC, a Delaware limited liability company
Midwest Connector Capital Company LLC, a Delaware limited liability company
Oasis Pipe Line Finance Company, a Delaware corporation
Oasis Pipeline, LP, a Texas limited partnership
Ohio River System LLC, a Delaware limited liability company
Oil Casualty Insurance, Ltd., a Bermuda Limited Company
Oil Insurance Limited, Bermuda limited company
Old Ocean Pipeline, LLC, a Texas limited liability company
Orbit Gulf Coast NGL Exports, LLC, a Delaware limited liability company
Pacific Ethanol Central, LLC, a Delaware limited liability company
Pan Gas Storage LLC , a Delaware limited liability company
Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Energy LNG Services, LLC, a Delaware limited liability company
Panhandle Storage LLC, a Delaware limited liability company
PEI Power II, LLC, a Pennsylvania limited liability company
PEI Power LLC, a Pennsylvania limited liability company
Pelico Pipeline, LLC, a Delaware limited liability company
Penn Virginia Operating Co., LLC, a Delaware limited liability company
PEPL Real Estate, LLC, a Delaware limited liability company
Permian Express Partners LLC, a Delaware limited liability company
Permian Express Partners Operating LLC, a Texas limited liability company
Permian Express Terminal LLC, a Delaware limited liability company
Permian Gulf Coast Pipeline LLC, a Delaware limited liability company
PES Energy Inc., a Delaware corporation
PES Equity Holdings, LLC, a Delaware limited liability company
PES Holdings, LLC, a Delaware limited liability company
PG Energy, Inc., a Pennsylvania corporation
Philadelphia Energy Solutions LLC, a Delaware limited liability company
Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company
Price River Terminal, LLC, a Texas limited liability company
PVR Midstream JV Holdings LLC, a Delaware limited liability company
Ranch Westex JV LLC, a Delaware limited liability company
Red Bluff Express Pipeline, LLC, a Delaware limited liability company
Regency Crude Marketing LLC, a Delaware limited liability company
Regency Employees Management Holdings LLC, a Delaware limited liability company
Regency Energy Finance Corp., a Delaware corporation
Regency Energy Partners LP, a Delaware limited partnership
Regency ERCP LLC, a Delaware limited liability company
Regency Gas Services LP, a Delaware limited partnership
Regency GOM LLC, a Texas limited liability company
Regency GP LLC, a Delaware limited liability company
Regency GP LP, a Delaware limited partnership
Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company
Regency Hydrocarbons LLC, an Oklahoma limited liability company
Regency Intrastate Gas LP, a Delaware limited partnership
Regency Laverne LLC, an Oklahoma limited liability company
Regency Marcellus Gas Gathering LLC, a Delaware limited liability company
Regency Mi Vida LLC, a Delaware limited liability company
Regency NEPA Gas Gathering LLC, a Texas limited liability company
Regency OLP GP LLC, a Delaware limited liability company
Regency Pipeline LLC, a Delaware limited liability company
Regency Quitman Gathering LLC, a Delaware limited liability company

Regency Ranch JV LLC, a Delaware limited liability company
Regency Texas Pipeline LLC, a Delaware limited liability company
Regency Utica Gas Gathering LLC, a Delaware limited liability company
Regency Utica Holdco LLC, a Delaware limited liability company
Regency Vaughn Gathering LLC, a Texas limited liability company
RGP Marketing LLC, a Texas limited liability company
RIGS GP LLC, a Delaware limited liability company
RIGS Haynesville Partnership Co., a Delaware partnership
Rover Pipeline LLC, a Delaware limited liability company
RSS Water Services LLC, a Delaware limited liability company
Sea Robin Pipeline Company, LLC , a Delaware limited liability company
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC General Holdings, LLC, a Texas limited liability company
Southern Union Gas Company, Inc., a Texas corporation
Southern Union Panhandle LLC, a Delaware limited liability company
SU Gas Services Operating Company, Inc., a Delaware corporation
SU Holding Company, Inc., a Delaware corporation
Sun Atlantic Refining and Marketing B.V., a Netherlands other
Sun Atlantic Refining and Marketing B.V., LLC, a Delaware limited liability company
Sun Atlantic Refining and Marketing Company, LLC, a Delaware limited liability company
Sun Canada, Inc., a Delaware corporation
Sun International Limited, a Bermuda corporation
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sun Mexico One, Inc., a Delaware corporation
Sun Mexico Two, Inc., a Delaware corporation
Sun Oil Export Company, a Delaware corporation
Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company
Sun Transport, LLC, a Pennsylvania limited liability company
Sunoco (R&M), LLC, a Pennsylvania limited liability company
Sunoco de Mexico, S.A. de C.V., a Mexico other
Sunoco GP LLC, a Delaware limited liability company
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations L.P., a Delaware limited partnership
Sunoco LP, a Delaware limited partnership
Sunoco Midland Gathering LLC, a Texas limited liability company
Sunoco Midland Terminal LLC, a Texas limited liability company
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership
Sunoco Partners NGL Facilities LLC, a Delaware limited liability company
Sunoco Partners Operating LLC, a Delaware limited liability company
Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company
Sunoco Partners Rockies LLC, a Delaware limited liability company
Sunoco Pipeline Acquisition LLC, a Delaware limited liability company
Sunoco Pipeline L.P., a Texas limited partnership
Sunoco Receivables LLC, a Delaware limited liability company
Sweeney Gathering, L.P., a Texas limited liability company
SXL Acquisition Sub LLC, a Delaware limited liability company
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
The Energy Transfer/Sunoco Foundation, a Pennsylvania non-profit
Toney Fork LLC, a Delaware limited liability company
Trade Star Holdings, LLC, a Delaware limited liability company
Trade Star Leasing LLC, a Idaho limited liability company
Trade Star Properties LLC, a Idaho limited liability company
Trade Star Williston, LLC, a Idaho limited liability company
Trade Star, LLC, a Idaho limited liability company

Trans-Pecos Pipeline, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company
Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
USA Compression GP, LLC, a Delaware limited liability company
USA Compression Management Services, LLC, a Delaware limited liability company
Venezoil, C.A., a Venezuela other
Vista Mar Pipeline, LLC, a Texas limited liability company
Waha Express Pipeline, LLC, a Delaware limited liability company
West Shore Pipe Line Company, a Delaware corporation
West Texas Gulf Pipe Line Company LLC, a Delaware limited liability company
Westex Energy LLC, a Delaware limited liability company
WGP-KHC, LLC, a Delaware limited liability company
Whiskey Bay Gathering Company, LLC, a Delaware limited liability company
Wolverine Pipe Line Company, a Delaware corporation
Yellowstone Pipe Line Company, a Delaware corporation
SUBSIDIARIES OF SUNOCO LP, a Delaware limited partnership:

Allied Energy Company LLC, an Alabama limited liability company
Aloha Petroleum LLC, a Delaware limited liability company
Aloha Petroleum, Ltd., a Hawaii Corporation
Cal’s New SSP Beverage, LLC, a Texas limited liability company
Cal’s New T&C Beverage, LLC, a Texas limited liability company
Coastline Transportation, Inc., a Texas corporation
Direct Fuels LLC, a Delaware limited liability company
Quick Stuff of Texas, Inc., a Texas Corporation
Sandford Energy, LLC, a Texas limited liability company
Sandford Fuels, LLC, a Texas limited liability company
Sandford Oil Company, Inc., a Texas corporation
Sandford Oil South Texas, Inc., a Texas corporation
Sandford Petroleum, Inc., a Texas corporation
Sandford Transportation, LLC, a Texas limited liability company
SSP BevCo I LLC, a Texas limited liability company
SSP BevCo II LLC, a Texas limited liability company
SSP Beverage, LLC, a Texas limited liability company
Stripes Acquisition LLC, a Texas limited liability company
Sunmarks, LLC, a Delaware limited liability company
Sunoco Caddo LLC, a Delaware limited liability company
Sunoco Finance Corp., a Delaware corporation
Sunoco NLR LLC, a Delaware limited liability company
Sunoco Property Company LLC, a Delaware limited liability company
Sunoco Refined Products LLC, a Delaware limited liability company
Sunoco Retail LLC, a Pennsylvania limited liability company
Sunoco, LLC, a Delaware limited liability company
TCFS Holdings, Inc. a Texas corporation
TND Beverage, LLC, a Texas limited liability company
Town & Country Food Stores, Inc., a Texas corporation
Western Transportation, Inc., a Texas corporation

SUBSIDIARIES OF USA COMPRESSION PARTNERS, LP, a Delaware limited partnership:

CDM Environmental & Technical Services, LLC, a Delaware limited liability company
CDM Resource Management LLC, a Delaware limited liability company
USA Compression Finance, Corp., a Delaware corporation
USA Compression Partners, LLC, a Delaware limited liability company
USAC Leasing, LLC, a Delaware limited liability company
USAC OpCo 2, LLC, a Texas limited liability company
USAC Leasing 2, LLC, a Texas limited liability company